DELAWARE GROUP® EQUITY FUNDS IV

Delaware Smid Cap Growth Fund (the “Fund”)

Supplement to the current Summary Prospectus (the “Prospectus”)

The Board of Trustees (“Trustees” or “Board”) of Delaware Group® Equity Funds IV (the “Trust”) approved the appointment of Macquarie Investment Management Global Limited (“MIMGL”) and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) to serve as sub-advisors and provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following replaces the information in the section of the Fund's Prospectus entitled "Fund summary — What are the Fund’s principal investment strategies?”:

The Fund invests primarily in  common stocks of growth-oriented companies that its investment manager, Delaware Management Company (Manager), believes have long-term capital appreciation potential  and expect to grow faster than the US economy.  Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small- and mid- capitalization companies (80% policy).  For purposes of this Fund, small and mid-market capitalization companies are those companies whose market capitalization is similar to the market capitalization of companies in the Russell 2500™ Growth Index.  The index listed above is used for purposes of determining range and not for targeting portfolio management.  As of June 30, 2018, the Russell 2500 Growth Index had a market capitalization range between $51 million and $14.5 billion.  The market capitalization range for the Russell 2500 Growth Index will change on a periodic basis.  A company’s market capitalization is determined based on its current market capitalization. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.  Russell® is a trademark of the Frank Russell Company. The Fund may invest in a limited number of stocks.

Using a top-down thematic overlay combined with bottom-up, fundamental research, the Manager seeks to identify early stage major demand trends and invest in securities of competitively advantaged companies that the Manager believes should benefit from these trends.  The Manager focuses on earnings growth as the Manager believes earnings growth drives stock on earnings growth as the Manager believes earnings growth drives stock

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prices and the companies with the strongest gains in profitability have the potential to enjoy share performance that exceeds the broad market averages, provided that the earnings are of high quality and likely to continue.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

The following information is added into the section of the Fund’s Prospectus entitled “Fund summary -- Who manages the Fund?”:

Sub-advisors

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL).  Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit- taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia).  The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise.  The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated May 30, 2019.

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